Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
24	Subsequent Events

On February 27, 2012, the Company’s board of directors declared a cash dividend on its ordinary shares of $0.40 per share. The dividends are payable on or around April 10, 2012, to shareholders of record as of March 9, 2012.

In January and February 2012, the Company acquired a controlling stake in Zhejiang Greenlander Information Technology Co. Ltd. and Hunan Changsha Tiandiren Biotech Co., Ltd. at a consideration of $3,007 and $2,910, respectively. The Company expects to achieve synergies in the transactions by combining its strong engineering, manufacturing, sales and management platforms with these two subsidiaries’ brand name, technology and expertise in the areas of medical imaging and microbiology analysis, respectively.